Additional Information - Condensed Financial Information of the Parent Company - Schedule of Condensed Statements of Operations and Comprehensive Loss (Details) - Parent Company [Member]
¥ in Thousands, $ in Thousands
	12 Months Ended
	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
Operating expenses:
Selling and marketing expenses				¥ (9)
General and administrative expenses	(24,540)	(3,456)	(20,637)	(6,701)
Total operating expenses	(24,540)	(3,456)	(20,637)	(6,710)
Interest income/(expenses), net	146	21	(20)	311
Change in fair value of warrant liability	20,732	2,920	11,219
Equity in loss of subsidiaries, VIEs and subsidiaries of VIEs	(77,289)	(11,242)	(157,586)	(96,058)
Others, net	502	70	534	512
Net loss	(80,449)	(11,687)	(166,490)	(101,945)
Other comprehensive (loss)/income:
Foreign currency translation adjustments	125	18	(1,008)	(1,603)
Total comprehensive loss attributable to TuanChe Limited’s ordinary shareholders	¥ (80,324)	$ (11,669)	¥ (167,498)	¥ (103,548)